UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2018

META FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 30, 2018, Meta Financial Group, Inc. (“Meta Financial Group” or the “Company”) issued a press release announcing its results of operations and financial condition as of and for the three months and year ended September 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended (the “Securities Act”), except to the extent specifically provided in any such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announced on October 30, 2018 that its Board of Directors (the “Board”) has appointed Bradley C. Hanson, currently President of Meta Financial Group, MetaBank and Meta Payment Systems, to the additional role of Chief Executive Officer of each such company, effective immediately. Mr. Hanson will also continue to serve on the Board. Mr. Hanson replaces J. Tyler Haahr, who has stepped down as Chief Executive Officer of Meta Financial Group and MetaBank, effective immediately. It is expected that Mr. Haahr will remain Chairman of the Board and an employee of the Company through the date of the Company’s Annual Meeting of stockholders expected to be held in January 2019 (the “Annual Meeting”). Frederick V. Moore, currently Lead Director and Vice Chairman of the Board, has been appointed to serve as Chairman of the Board effective following the date of the Annual Meeting.

Mr. Hanson, 54, has served as a director of the Company since 2005. He has been employed by Meta Financial and its affiliates since May 2004, having served as President of Meta Payment Systems since 2004 and President of Meta Financial Group and MetaBank since 2013. Mr. Hanson has more than 25 years of experience in financial services, including numerous banking, card industry and technology-related capacities. During his career, Hanson has played a significant role in the development of the prepaid card industry.

A copy of the press release issued by the Company on October 30, 2018 regarding this transition is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

Information is being furnished herein in Exhibit 99.3 with respect to the Investor Update slide presentation prepared for use with the press release furnished herewith as Exhibit 99.1. While most of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related notes prepared in accordance with generally accepted accounting principles (“GAAP”) and management’s discussion and analysis of financial condition and results of operations included, or to be included, in the Company’s reports on Forms 10-K and 10-Q, this information includes selected financial and operational information through the fourth quarter of fiscal year 2018 and does not represent a complete set of financial statement and related notes prepared in conformity with GAAP. The Company’s annual financial statements are subject to independent audit. The Investor Update slide presentation is dated October 30, 2018 and the Company does not undertake to update the materials after that date.

The information in this Item 7.01, including Exhibit 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act, except to the extent specifically provided in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated October 30, 2018, regarding the results of operations and financial condition.

99.2	Press Release dated October 30, 2018, relating to appointment of Bradley C. Hanson as Chief Executive Officer.

99.3	Investor Update slide presentation for the Fourth Quarter of Fiscal Year 2018, dated October 30, 2018, prepared for use with the Press Release furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

Date: October 30, 2018	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial Officer
and Secretary

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